Exhibit 10.1

JOINDER AGREEMENT

December 13, 2013

Reference is made to the Credit Agreement (as amended, modified or supplemented from time to time, the “Credit Agreement”), dated as of November 14, 2013, among NORCRAFT COMPANIES, L.P., a Delaware limited partnership (“Borrower”), the Lenders, RBC CAPITAL MARKETS and KEYBANK NATIONAL ASSOCIATION, as joint lead arrangers and joint bookrunners (in such capacities, individually an “Arranger” and collectively the “Arrangers”), and ROYAL BANK OF CANADA, as administrative agent (in such capacity, “Administrative Agent”) for the Lenders and as collateral agent (in such capacity, “Collateral Agent”) for the Secured Parties. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, pursuant to Section 4.02(a) of the Credit Agreement, each of the undersigned must become party to the Credit Agreement and deliver evidence of such joinder to the Administrative Agent as a condition to the Lenders’ funding of the Initial Loans; and

WHEREAS each of the undersigned (each, a “New Guarantor”) therefore wishes to execute this Joinder Agreement (this “Joinder Agreement”) to the Credit Agreement in order to induce the Lenders to extend credit to the Borrower.

NOW, THEREFORE, the Administrative Agent, Collateral Agent and each New Guarantor hereby agree as follows:

1. Guarantee. By its signature below, each New Guarantor becomes a Guarantor under the Credit Agreement with the same force and effect as if originally named therein as a Guarantor.

2. Representations and Warranties. Each New Guarantor hereby (a) agrees to all the terms and provisions of the Credit Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date. Each reference to a Guarantor in the Credit Agreement shall be deemed to include each New Guarantor.

3. Severability. Any provision of this Joinder Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4. Counterparts. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original. Delivery of an executed signature page to this Joinder Agreement by facsimile transmission or PDF shall be as effective as delivery of a manually executed counterpart of this Joinder Agreement.

5. No Waiver. Except as expressly supplemented hereby, the Credit Agreement shall remain in full force and effect.

6. Notices. All notices, requests and demands to or upon any New Guarantor, any Agent or any Lender shall be governed by the terms of Section 10.01 of the Credit Agreement.

7. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

NORCRAFT INTERMEDIATE HOLDINGS, L.P.
NORCRAFT FINANCE CORP.
NORCRAFT CANADA CORPORATION

By:	/s/ Leigh Ginter
Name: Leigh Ginter
Title: Secretary and Treasurer

ROYAL BANK OF CANADA,
as Administrative Agent and Collateral Agent

By:	/s/ Yvonne Brazier
Name: Yvonne Brazier
Title: Manager, Agency